September 7, 2007

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, DC 20549

Re:	The Prudential Discovery Premier Group Variable Contract Account
(File No. 811-09799)

Discovery Premier Group Retirement Annuity
(File No. 333-95637)

Dear Commissioners:

On behalf of Prudential Insurance Company of America and Prudential Discovery Premier Group Variable Contract Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2007 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

In addition to information transmitted herewith, we incorporate by reference the following semi-annual reports with respect to the following specific portfolios: AIM V.I. Government Securities Fund (Series I), AIM V.I. International Growth Fund (Series I), AIM V.I. Dynamics Fund (Series I), AIM V.I. Core Equity Fund (Series I), AllianceBernstein Large Cap Growth Portfolio, AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Growth and Income Portfolio, American Century VP Income & Growth Fund, Credit Suisse Trust Mid-Cap Core Portfolio, Davis Value Portfolio, Delaware VIP Emerging Market Series, The Dreyfus Socially Responsible Growth Fund, Franklin Small-Mid Cap Growth Securities Fund (Class I), Templeton Foreign Securities Fund (Class I), Janus Aspen Mid Cap Growth Portfolio, Janus Aspen Worldwide Growth Portfolio, Janus Aspen Growth and Income Portfolio, MFS Research Bond Series, MFS Investors Trust Series, MFS Emerging Growth Series, MFS Total Return Series, MFS Investors Growth Stock Series, PIMCO Short Term Portfolio, T. Rowe Price Equity Income Portfolio, The Prudential Series Fund: Money Market Portfolio, Diversified Bond Portfolio, Government Income Portfolio, Conservative Balanced Portfolio, Small Capitalization Stock Portfolio, Flexible Managed Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Value Portfolio, Equity Portfolio, Jennison Portfolio, Global Portfolio and Jennison 20/20 Focus Portfolio.

1.	Filer/Entity: Registration No.: CIK No.: Accession No.: Date of Filing:	AIM Variable Insurance Funds 811-07452 0000896435 0000950129-07-004209 08/23/2007

2.	Filer/Entity: Registration No.: CIK No. Accession No. Date of Filing:	AllianceBernstein Variable Products Series Fund, Inc. 811-05398 0000825316 0001193125-07-189866 08/27/2007

3.	Filer/Entity: Registration No.: CIK No. Accession No.: Date of Filing:	American Century Variable Portfolios, Inc. 811-05188 0000814680 0000814680-07-000046 08/23/2007

4.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	Credit Suisse Trust 811-07261 000941568 0001104659-07-066695 09/04/2007

5.	Filer/Entity: Registration No.: CIK No. Accession No.: Date of Filing:	Davis Variable Account Fund, Inc. 811-09293 0001084060 0001084060-07-000010 08/23/2007

6.	Filer/entity: Registration No.: CIK No.: Accession No: Date of Filing:	Delaware VIP Trust 811-05162 0000814230 0001104659-07-067090 09/05/2007

7.	Filer/Entity: Registration No.: CIK No.: Accession No.: Date of Filing:	Franklin Templeton Variable Insurance Products Trust 811-05583 0000837274 0001193125-07-189758 08/27/2007

8.	Filer/ Entity: Registration No.: CIK No. Accession No.: Date of Filing:	Janus Aspen Series 811-07736 0000906185 0001104659-07-064477 08/23/2007

9.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	MFS Variable Insurance Trust 811-08326 0000918571 0000950156-07-000533 08/23/2007

10.	Filer/Entity: Registration No.: CIK No. Accession No.: Date of Filing:	PIMCO Variable Insurance Trust 811-08399 0001047304 0001193125-07-194875 09/04/2007

11.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	T. Rowe Price Equity Series, Inc. 811-07143 0000918294 0000918294-07-000036 08/23/2007

12.	Filer/Entity: Registration No.: CIK No.: Accession No.: Date of Filing:	The Dreyfus Socially Responsible Growth Fund, Inc. 811-07044 0000890064 0000890064-07-000007 08/14/2007

13.	Filer/Entity Registration No.: CIK No. Accession No.: Date of Filing:	The Prudential Series Fund 811-03623 0000711175 0001193125-07-197243 09/07/2007

If you have any questions regarding this filing, please contact me at (732) 482-6816.

Sincerely,

/s/ John M. Ewing
Vice President and Corporate Counsel